EXHIBIT 99.2

SEPARATION AGREEMENT

This Separation Agreement (this “Agreement”), dated as of this 9th day of December, 2005 (the “Effective Date”), by and between Memry Corporation, a Delaware corporation (the “Company”), and James G. Binch (“Binch”).

W I T N E S S E T H :

WHEREAS, the Company and Binch are currently parties to an Employment Agreement, dated September 8, 2004, pursuant to which Mr. Binch is currently employed as the Company’s President and Chief Executive Officer; and

WHEREAS, Binch wishes to retire as President and Chief Executive Officer of the Company effective immediately, and as an employee of the Company effective as of the close of business on January 19, 2006 (the “Termination Date”), and the Company desires to accept such resignations as of such dates; and

WHEREAS, the Company and Binch have determined to (i) agree upon the benefits to be received by, and the obligations of Mr. Binch to be performed, subsequent to the Termination Date, (ii) to resolve any and all disputed matters between them, and (iii) with the exception of the continuing obligations of Binch and the Company to each other under this Agreement and the Employment Agreement, as the same may be modified by this Agreement, release all claims pursuant to the Memry Release and the Binch Release (each as defined herein).

NOW, THEREFORE, in consideration of the foregoing and in consideration of the mutual covenants, agreements and releases contained herein, and for other good and valuable consideration, the receipt and sufficiency of which the parties hereto hereby acknowledge, the Company and Binch hereby agree as follows:

1. Resignation of Binch.

(a) Binch hereby resigns as the President and Chief Executive Officer of the Company, and as an officer and director of any and all subsidiaries of the Company in which he serves in such capacities, effective immediately, and the Company hereby accepts such resignations. Mr. Binch shall serve as a director of the Company from the date hereof until the Company’s upcoming Annual Meeting of Shareholders, currently scheduled for January 19, 2006 (the “Annual Meeting”). Mr. Binch agrees not to stand for election to the Company’s Board of Directors at the Annual Meeting.

(b) Binch hereby resigns as an employee of the Company effective upon the close of business on January 19, 2006, and the Company hereby accepts such resignation effective as of such date. During the period from the date hereof through the Termination Date, Binch shall perform such services of an executive nature as are reasonably requested by the Company’s interim Chief Executive Officer or the Company’s Board of Directors, and shall perform such services from his home or such other location as is mutually agreed by the parties. During the period commencing on the date hereof and continuing through the Termination Date, Mr. Binch shall continue to receive the compensation and benefits currently being provided to him pursuant to Sections 3(a), 3(d), 3(e), 3(f) and 3(g) of his Employment Agreement in accordance with its currently existing terms, including without limitation, entitlement to matching contributions on compensation reduction deferrals made through the Termination Date.

(c) Binch shall remove all of his personal effects from his office on or prior to the Termination Date, and he and the Company’s interim Chief Executive Officer shall cooperate on the time and procedures for Mr. Binch to remove the same. Schedule A hereto contains a list of Mr. Binch’s personal property in his office. On the Termination Date, Mr. Binch shall deliver to the Company the personal property in his possession belonging to the Company (a list of which is annexed hereto as Schedule B). Also on the Termination Date, the Company shall quitclaim to Binch the Company’s personal property listed on Schedule C and in Binch’s possession; provided, however, that prior to the Termination Date Binch shall deliver such personal property to the Company so that the Company can remove any Company intellectual property imbedded in such personal property and any links to the Company’s computer system.

(d) Binch and the Company agree to work together in good faith prior to the Termination Date to resolve all other matters not covered herein and typically handled by the Company at the end of an employee’s employment, including, without limitation, return of all keys and company identification, repayment of advances made by the Company to Binch, payments to Binch of Company expenses paid for by him and payment of accrued vacation, if applicable, pursuant to normal Company policy, and like matters.

2. Purchase of Stock Options.

(a) Binch agrees and understands that, subsequent to the date hereof, he will not be eligible to receive, and will not receive, any additional stock option or other equity grants.

(b) On the Termination Date, Binch agrees to sell to the Company, and the Company agrees to purchase from Binch, all of Binch’s qualified and non-qualified stock options and other incentive rights, a complete list of which is annexed hereto as Schedule D (the “Stock Options”), in return for a cash amount of $100,000. Binch shall deliver the documents evidencing the Stock Options to the Company on the Termination Date. Binch agrees not to sell, transfer or otherwise convey, or to take any other action to dispose of any interest in, or to exercise, any of such Stock Options between the date hereof and the Termination Date.

(c) Binch hereby represents and warrants to the Company that, on both the date hereof and the Termination Date, Binch is and will be the record and beneficial owner of the Stock Options, free and clear of all liens, claims, encumbrances, options, pledges, restrictions on transfer, and security interests (other than those created by the instruments evidencing the Stock Options and the plans pursuant to which they were issued) (“Liens”), and upon consummation of the transactions contemplated hereby, Binch will transfer good and valid title to the Stock Options to the Company, free and clear of all Liens.

3. Post-Termination Compensation and Benefits. As a general matter, Binch and the Company agree that, in order to determine the rights and obligations of Binch vis a vis the Company and the Company vis a vis Binch, Binch’s retirement shall be treated as if his employment with the Company was terminated by the Company without cause pursuant to Section 9(e) of the Employment Agreement subject, however, to the following provisions of this Section 3:

(a) In lieu of the bi-weekly payments referred to in clause (1) of Section 9(e) of the Employment Agreement for a two-year period, Binch shall be entitled to receive an aggregate amount of $500,000, payable in equal bi-weekly installment payments to be made at such time as the Company pays its employees generally, with the first installment to be paid on the first date on which the Company pays its employees subsequent to January 19, 2005, and the last installment to be paid on the last date on or prior to March 15, 2007, on which the Company pays its employees;

(b) In lieu of the payments described in clause (2) of Section 9(e) of the Employment Agreement, the Company shall pay to Binch, on the Termination Date, a lump sum payment of $89,281.

(c) In lieu of any payments described in clause (3) of Section 9(e) of the Employment Agreement, the Company shall pay to Binch the payments contemplated by Section 3(e) of the Employment Agreement in the manner heretofore paid for each of the four quarters of calendar year 2006 and, in addition, shall make a one time payment of $30,000 to Binch on March 15, 2007.

(d) Binch and his spouse shall be entitled to the health and life insurance continuation benefits provided in Section 4(a) and 4(b) of the Employment Agreement, such benefits and payments to be made on a basis consistent with a termination without cause.

(e) No modifications shall be made to any options or other equity grants currently owned by Binch, whether pursuant to Section 3(c) of the Employment Agreement or otherwise.

(f) The term of Binch’s covenant not to compete pursuant to Section 5(a) of the Employment Agreement shall be reduced from 24 months to a period extending from the Date of Termination to March 15, 2007. The parties expressly agree and understand that the length of time that Binch’s restrictions not to solicit pursuant to Section 5(b) of the Employment Agreement and not to disclose information pursuant to Section 6 of the Employment Agreement, as well as Binch’s obligations under Section 8 of the Employment Agreement, shall not be modified or affected in any way by virtue of this Section 3(e). Binch also agrees, subsequent to the Termination Date, to provide reasonable assistance to the Company at the Company’s request with respect to the prosecution of the Company’s litigation against Kentucky Oil, N.V. and related parties, including the defense of all counterclaims arising out of the same.

(g) For purposes of clarification, the parties agree that Binch’s Period of Employment under the Employment Agreement will not be terminated for any reason prior to the Termination Date.

(h) All amounts payable under this Agreement shall be subject to applicable withholding requirements under federal and state law.

4. Non-Disparagement.

(a) Binch agrees that he will not make any statements or claims, initiate any proceedings or take any actions either directly or indirectly, or through third parties, which demean, detract, criticize or otherwise cast the Company and/or any of its subsidiaries (collectively, the “Company Related Entities”) or any of their respective officers and directors in an unfavorable light in the eyes of their customers, suppliers, employees, consultants or any other persons, or which could adversely affect the morale of any employee of a Company Related Entity, or which interfere with a Company Related Entity’s contractual relationships with its customers, suppliers, employees or consultants, or which otherwise disparage or defame the goodwill or reputation of a Company Related Entity or any of its officers, directors or employees.

(b) The Company, on behalf of itself and each of the Company Related Entities, agrees that neither it nor any of its officers or directors, employees or agents will make any statements or claims, initiate any proceedings or take any actions either directly or indirectly, or through third parties, which demean, detract, criticize or otherwise cast Binch in an unfavorable light in the eyes of any other persons, or which otherwise disparage or defame the reputation of Binch. The Company shall provide a mutually agreed-upon employer reference upon request.

(c) The Company and Binch agree and acknowledge that they have agreed to the text of the press release annexed hereto as Schedule E. Upon the execution and delivery hereof, the Company shall disseminate the press release in accord with the Company’s usual procedures.

5. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and representatives.

6. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original but both of which, when taken together, shall constitute one and the same instrument.

7. Severability. In the event any one or more of the provisions contained in this Agreement shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

8. Section 409A. The parties agree that this Agreement and the rights granted to Binch hereunder are intended to meet the requirements of, and otherwise comply with, Section 409A of the Internal Revenue Code of 1986, as amended, as implemented pursuant to IRS

Notice 2005-1, dated January 10, 2005 and the regulations proposed to be promulgated thereunder by the Department of the Treasury on September 29, 2005 (the “409A Requirements”). Accordingly, the parties agree that during the period ending on December 31, 2006 (or such later date as set forth by the Internal Revenue Service for good faith compliance with guidance relating to Section 409A of the Code), the parties agree that they shall negotiate in good faith to revise any provisions of this Agreement that might otherwise fail to meet the 409A Requirements; provided, however, that nothing contained in this Section 9 shall be deemed to require the Company to incur any material compensation expense in excess of that which would be incurred by it in the absence of this Section 9. The parties agree that they shall not take a tax reporting position inconsistent with the position that all payments hereunder are either exempt from Code Section 409A as short-term deferrals or other exempt benefits, or constitute ‘grandfathered’ amounts exempt from Code Section 409A, unless otherwise required by applicable law.

9. Miscellaneous.

(a) This Agreement, and any releases or other documents executed and delivered in connection with any of the foregoing, may only be modified, terminated or waived by a writing signed by the party against whom enforcement of such modification, termination or waiver is sought. Any such waiver shall be limited to the specific matter or item waived.

(b) Any delay or omission in the enforcement of any right or remedy arising under this Agreement shall not be deemed a waiver of such right or remedy.

(c) This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut without regard to principles of conflict of laws thereunder. Any claim or dispute between the parties arising out of or in connection with this Agreement or any alleged breach hereof shall be finally settled by arbitration under the Employment Arbitration Rules of the American Arbitration Association (provided that notwithstanding any such Rules to the contrary, the reasonable attorneys fees of the prevailing party shall be paid by the other party), and judgment upon the award rendered by the Arbitrator may be rendered in any court having jurisdiction over it. There shall be one arbitrator of any such arbitration. The arbitration shall be held in Fairfield County, Connecticut. The parties shall endeavor to agree on the selection of an arbitrator, but if no agreement has been reached within ten (10) days of one party’s request for an arbitration, the arbitrator shall be selected by the American Arbitration Association. The foregoing provisions of this Section 9(c) shall not preclude an action in court by either party for injunctive relief, nor shall it be construed to limit or restrict in any manner the Company’s rights and remedies under Sections 5 through 8 of the Employment Agreement.

(d) This Agreement, the Releases and the Employment Agreement, as modified hereby, together with any other document executed in connection with this Agreement, constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and supersedes all oral statements, conversations and correspondence and is intended by the parties hereto to be the final expression of their agreement on all terms and conditions set forth herein and therein.

(e) The statements contained in the Recital section of this Agreement are stipulated by the parties to be true and correct.

(f) All exhibits hereto shall be a part of this Agreement.

(g) This Agreement shall not be enforced against and shall not be binding upon any party to this Agreement unless and until this Agreement has been signed by all parties to this Agreement.

(h) If at any time after the date hereof any further action is necessary or desirable to carry out the purposes of this Agreement, each party hereto will take such further action (including the execution and delivery of such further instruments and documents) as the other party may reasonably request, all at the sole cost and expense of the requesting party.

(i) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first written above.

WITNESS:	MEMRY CORPORATION

/s/ Kathleen Ferris	By:	/s/ Robert P. Belcher
Robert P. Belcher
	Title:	Interim CEO

/s/ Richard Sokolowski

/s/ Kathleen Ferris		/s/ James G. Binch
James G. Binch

/s/ Richard Sokolowski

[ACKNOWLEDGEMENTS TO SETTLEMENT AGREEMENT]

ACKNOWLEDGMENTS

STATE OF CONNECTICUT	)
	)	ss:
COUNTY OF FAIRFIELD	)

On this the 9th day of December, 2005, before me, the undersigned officer, personally appeared Robert P. Belcher, who acknowledged himself to be the interim CEO of Memry Corporation, a Delaware corporation (the “Corporation”), and that he as such interim CEO, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the Company by himself as its interim CEO.

In witness whereof, I have hereunto set my hand.

/s/ David I. Albin
Commissioner of the Superior Court

STATE OF CONNECTICUT	)
	:	ss:
COUNTY OF FAIRFIELD)

On this 9th day of December, 2005, before me, the undersigned officer, personally appeared James G. Binch, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he has executed the same for the purposes therein contained and acknowledged the same to be his free act and deed.

In witness whereof, I have hereunto set my hand.

/s/ David I. Albin
Commissioner of the Superior Court

Schedule A

Binch’s Personal Property in Office Being Removed

•	Print – New York Yacht Sesquicentennial Regatta

•	Photo montage – seven twelve meter yachts

•	Mounted sextant on oak panel

•	Print- Historic Toronto

•	Print – Trinity College School

•	Photo – Mac and Jim receiving Tibbetts Award at the White House

•	Henley Royal Regatta wooden box

•	Brown box for “Voluntary Contributions”

•	Trinity College School Clock

•	Small desk items

Schedule B

Company Property Being Returned by Binch

None.

Schedule C

Company Property Being Given to Binch

(1)	A Macintosh 2.5 yrs old (serial number not available)

(2)	A Macintosh 5 yrs old (serial number not available)

(3)	A Treo 650

Schedule D

List of Stock Options

Optionee Statement	Memry Corporation

Exercisable as of 12/9/2005

James G. Binch

362 Canoe Hill Road

New Canaan, CT 06480

Grant Date	Expiration Date	Plan ID	Grant Type	Granted or Transferred To	Grant Price	Date Transferred Out	Outstanding	Exercisable
4/30/1996	4/30/2006	1993	Incentive	200,000	$1.5000		150,000	150,000	current
12/5/1996	12/5/2006	1993	Incentive	20,000	$1.7800		20,000	20,000	current
2/28/1998	2/29/2008	1997	Incentive	52,033	$4.0000		52,033	52,033	current
2/28/1998	2/29/2008	1997	Non-Qualified	84,450	$4.0000		84,450	84,450	current
2/28/1998	2/29/2008	1997	Non-Qualified	43,517	$4.0000		43,517	43,517	current
6/1/1998	6/1/2008	1997	Non-Qualified	100,000	$4.0000		100,000	100,000	current
10/1/1999	10/1/2009	1997	Non-Qualified	37,500	$2.0000		37,500	37,500	current
10/1/1999	10/1/2009	1997	Incentive	12,500	$2.0000		12,500	12,500	current
5/11/2000	5/11/2010	1997	Incentive	33,309	$2.8100		33,309	33,309	current
5/11/2000	5/11/2010	1997	Non-Qualified	86,691	$2.8100		86,691	86,691	current
7/20/2000	10/1/2009	1997	Non-Qualified	12,500	$2.0000		12,500	12,500	current
7/20/2000	5/11/2010	1997	Non-Qualified	28,897	$2.8100		28,897	28,897	current
7/20/2000	7/20/2010	1997	Non-Qualified	33,333	$4.0000		33,333	33,333	current
7/20/2000	7/20/2010	1997	Non-Qualified	28,150	$4.0000		28,150	28,150	current
5/28/2002	5/28/2012	1997	Non-Qualified	45,706	$2.2000		45,706	33,660	current
								12,046 on 5/28/2006
5/28/2002	5/28/2012	1997	Incentive	69,294	$2.2000		69,294	52,590	current
								16,704 on 5/28/2006
5/21/2003	5/21/2013	1997	Non-Qualified	28,750	$1.0300		21,650	21,650	current
5/21/2003	5/21/2013	1997	Incentive	86,250	$1.0300		57,500	0	current
								28,750 on 5/21/2006
								28,750 on 5/21/2007
5/18/2004	5/18/2014	1997	Non-Qualified	18,836	$1.7400		18,836	9,418	current
								9,418 on 5/18/2006
5/18/2004	5/18/2014	1997	Incentive	96,164	$1.7400		96,164	19,332	current
								19,332 on 5/18/2006
								28,750 on 5/18/2007
								28,750 on 5/18/2008
7/28/2005	7/28/2015	1997	Non-Qualified	115,000	$2.3800		115,000	0	current
								38,334 on 7/28/2006
								38,333 on 7/28/2007
								38,333 on 7/28/2008

Optionee Totals				1,232,880			1,147,030	859,530

Schedule E

Press Release

Memry Corp. Announces

Retirement of CEO James Binch

Bethel, CT, December 9, 2005 — Memry Corporation (AMEX: MRY) announced today the retirement of James Binch as chief executive officer. Binch has served as CEO of the company since December 1991.

In announcing Binch’s retirement, Board Chairman Edwin Snape said, “Jim Binch has played an instrumental role in building Memry Corporation into the company it is today. He spearheaded the effort to acquire Putnam Plastics and has led the company’s diversification strategy. We are grateful for his many accomplishments over the past 14 years, and we wish him and his family good fortune as they enter a new chapter in their lives.”

Binch said, “The company has grown from less than $1 million in revenue in Fiscal Year 1992 to a current annualized run rate of just over $50 million. Memry’s product line has grown significantly broader over the years based on the addition of Putnam and the growing emphasis on new product development. I am proud to have played a prominent role in this growth, and I wish the company and its fine people continued success in the years ahead.”

CFO and Senior Vice President for Finance and Administration Robert P. Belcher was named acting chief executive officer effective December 9.

About Memry Corporation

Memry Corporation provides design, engineering, development and manufacturing services to the medical device and other industries using the company’s proprietary shape memory alloy and polymer extrusion technologies. Medical device products include stent components, catheter components, guidewires, laparoscopic surgical sub-assemblies and orthopedic instruments as well as complex, multi-lumen, multi-layer polymer extrusions used for guidewires, catheters, delivery systems and various other high-end interventional medical devices.

An investment profile on Memry Corporation may be found at http://www.hawkassociates.com/memry/profile.htm.

For more information, contact CFO Robert P. Belcher at (203) 739-1100, e-mail: Robert_Belcher@memry.com, or Frank Hawkins or Julie Marshall, Hawk Associates, Inc., at (305) 451-1888, e-mail: info@hawkassociates.com. Detailed information about Memry Corporation can be found at http://www.memry.com. Copies of Memry Corporation press releases, SEC filings, current price quotes, stock charts and other valuable information for investors may be found at http://www.hawkassociates.com and http://www.americanmicrocaps.com.

EXHIBIT A

RELEASE

For and in consideration of the execution of the Settlement Agreement and Mutual Release by and between Memry Corporation (the “Company”) and James G. Binch dated as December 9, 2005 (the “Agreement”), the execution and delivery of the Binch Release (as defined in the Agreement), the payments, mutual agreements and obligations contained therein, and for other good and adequate consideration, the receipt and sufficiency of which is hereby acknowledged:

1. The Company and its successors and assigns (collectively, the “Releasor”), hereby releases and forever discharges James G. Binch (“Binch”), and his successors and assigns (collectively, the “Releasee”), from any and all claims, counterclaims, demands, debts, actions, causes of action, suits, losses, damages or liabilities of any nature whatsoever, whether known or unknown, accrued or unaccrued, which Releasor ever had, now has or hereafter can, shall or may have against the Releasee, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Release; provided, however, that nothing herein releases any claims Releasor has or may have against Releasee regarding the performance or nonperformance of obligations arising under (i) the Agreement, and (ii) Sections 5 through 8 of the Employment Agreement (as defined in the Agreement), as modified by the Agreement

2. Releasor does not release any claims against Releasee that may arise after the effective date of this Release.

3. This Release may not be amended or modified except by a writing signed by the Company and Binch. This Release shall be governed by and construed in accordance with the laws of the State of Connecticut without regard to principles of conflicts of laws thereunder.

Dated:	This 9th day of December, 2005.

Memry Corporation

/s/ Kathleen Ferris	By:	/s/ Robert P. Belcher
	Name:	Robert P. Belcher
/s/ Richard Sokolowski	Its:	Interim CEO

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ACKNOWLEDGMENT

STATE OF CONNECTICUT	)
	)	ss:
COUNTY OF FAIRFIELD	)

On this 9th day of December, 2005, before me, the undersigned officer, personally appeared Robert P. Belcher, who acknowledged himself to be interim CEO of Memry Corporation, a Delaware corporation, and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of Memry by himself as interim CEO.

In witness whereof, I have hereunto set my hand.

/s/ David I. Albin Commission of Superior Court

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EXHIBIT B

RELEASE

For and in consideration of the execution of the Settlement Agreement and Mutual Release between Memry Corporation (the “Company”) and James G. Binch (“Binch”), dated as of December 9, 2005 (the “Agreement”), the execution and delivery of the Memry Release (as defined in the Agreement), the payments, mutual agreements and obligations contained therein, and for other good and adequate consideration, the receipt and sufficiency of which is hereby acknowledged:

1. Binch, on his own behalf and on behalf of his heirs, successors and assigns (collectively referred to as “Releasor”), hereby releases and forever discharges the Company, its predecessors, successors, assigns, corporate affiliates, agents, representatives, officers, directors, employees, consultants and advisors (collectively referred to as “Releasee”), from any and all claims, counterclaims, demands, debts, actions, causes of action, suits or liabilities of any nature whatsoever, whether known or unknown, accrued or unaccrued, which Releasor ever had, now has or hereafter can, shall or may have against Releasee, for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Release, including, but not limited to, the following: (i) any claims arising under any federal, state or local employment laws including, without limitation, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Older Workers Benefit Protection Act, the Americans With Disabilities Act, the Civil Rights Act of 1991, the Fair Labor Standards Act, the Equal Pay Act, the Employee Retirement Income Security Act, the Family and Medical Leave Act of 1993, the Consolidated Omnibus Budget Reconciliation Act of 1986, the Connecticut Workers’ Compensation Act and the Connecticut Fair Employment Practices Act; (ii) any claim under the Employment Agreement by and between Binch and the Company, dated September 8, 2004, (iii) any claim against the Company for indemnification, whether for legal fees incurred by Binch in connection with the matters leading up to the execution and delivery of this Release or for any other matter, and (iv) any claims for breach of contract, express or implied, including any claim for breach of any implied covenant of good faith and fair dealing, relating to Binch’s employment by the Company or the termination of Binch’s employment with the Company, as provided for in the Agreement; provided, however, that nothing herein releases any claims Releasor has or may have against Releasee regarding the performance or non-performance of obligations arising under the Agreement or those portions of the Employment Agreement, as modified, continuing after the date hereof.

2. Binch does not release any claims against the Company that may arise after this Release has become effective.

3. Binch has been advised to consult independent legal counsel before signing this Release, and he hereby represents that he has executed this Release after having the opportunity to consult independent counsel. Binch further represents and warrants that he has read this Release carefully, that he has discussed it or has had reasonable opportunity to discuss it with his counsel, and that he fully understands its terms, and that he is signing it voluntarily and of his own free will.

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4. Binch acknowledges that the consideration for this Release is consideration to which he would not otherwise be entitled and is in lieu of any rights or claims that he may have with respect to any severance benefits or other remuneration from the Company.

5. This Release may not be amended or modified except by a writing signed by Binch and the Company. This Release shall be governed by and construed in accordance with the laws of the State of Connecticut without regard to principles of conflicts of laws thereunder.

Dated:	This 9th day of December, 2005.

WITNESSES:

/s/ Kathleen Lewis	/s/ James G. Binch
/s/ Richard Sokolowski	James G. Binch

ACKNOWLEDGMENT

STATE OF CONNECTICUT	)
	)	ss:
COUNTY OF FAIRFIELD	)

On this 9th day of December, 2005, before me, the undersigned officer, personally appeared James G. Binch, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he has executed the same for the purposes therein contained and acknowledged the same to be his free act and deed.

In witness whereof, I have hereunto set my hand.

/s/ David I. Albin Commissioner
Of the Superior Court

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